Exhibit 10.1

PARTIAL TERMINATION OF AND
FIRST AMENDMENT TO MASTER

THIS PARTIAL TERMINATION OF AND FIRST AMENDMENT TO MASTER
LEASE (this “Amendment”) is made and effective as of June 6, 2019 (the “First Amendment
Effective Date”), by and between GLP CAPITAL, L.P., a Delaware limited partnership
(“Landlord”), TROPICANA ATLANTIC CITY CORP., a New Jersey corporation (“Trop
AC”), and TROPICANA ENTERTAINMENT, INC., a Delaware corporation (“TEI”).

W I T N E S S E T H:

WHEREAS, Landlord and Tropicana AC Sub Corp., a New Jersey corporation
(“Tropicana AC”), collectively as landlord, and TEI and Trop AC, collectively, as tenant, entered into that certain Master Lease, dated as of October 1, 2018 (the “Master Lease”;
capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Master Lease);

WHEREAS, on or about November 2, 2018, Tropicana AC merged with and into
Landlord pursuant to that certain Certificate of Merger dated November 2, 2018, with Landlord remaining as the surviving entity;

WHEREAS, Landlord has hereby agreed to release Trop AC from its duties and obligations under the Master Lease and to amend certain other terms and conditions arising thereunder in connection therewith.

NOW, THEREFORE, in consideration of the provisions set forth in the Master Lease as amended by this Amendment, including, but not limited to, the mutual representations, warranties, covenants and agreements contained therein and herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby respectively acknowledged, and subject to the terms and conditions thereof and hereof, the parties, intending to be legally bound, hereby agree that the Master Lease shall be amended as follows:

ARTICLE I
PARTIAL TERMINATION OF LEASE

1.1    Partial Termination. Effective as of the date hereof (the “Release Date”), Landlord, Trop
AC, and TEI hereby agree that the Master Lease shall be terminated solely with respect to Trop
AC and that all of the benefits, obligations and liabilities of Trop AC as tenant thereunder shall cease and terminate and, solely with respect to Trop AC, the Master Lease shall have no further force or effect. Except as otherwise expressly provided herein, the Master Lease shall remain in full force and effect with respect to Landlord, as landlord, and TEI, as tenant, thereunder.

1.2    Release of Trop AC.

(a)    Upon the Release Date, Landlord for itself, and its respective members, affiliates, employees, agents, successors and assigns hereby remises, releases and forever discharges, Trop AC of and from all debts, demands, actions, causes of action, suits, accounts,

covenants, contracts, warranties, agreements, damages and any and all claims, demands and liabilities whatsoever of every kind and nature, both at law and in equity, against the Trop AC which Landlord now has or ever had with respect to the Master Lease; provided, that this release shall not apply to (i) Trop AC’s obligations under this Amendment or (ii) TEI’s failure to perform any of its obligations under the Master Lease.

(b)    Upon the Release Date, Trop AC for itself, and its members, affiliates, employees, agents, successors and assigns hereby remises, releases and forever discharges,
Landlord of and from all debts, demands, actions, causes of action, suits, accounts, covenants, contracts, warranties, agreements, damages and any and all claims, demands and liabilities whatsoever of every kind and nature, both at law and in equity, against Landlord which Trop AC now has or ever had with respect to the Master Lease or the Leased Premises; provided, that this release shall not apply to Landlord’ obligations under this Amendment.

ARTICLE II
AMENDMENTS TO THE MASTER LEASE

2.1    Landlord and Tenant Definitions: From and after the Release Date all references to
“Landlord” in the Master Lease shall refer solely to Landlord in its capacity as landlord under the
Master Lease and all references to “Tenant” in the Master lease shall refer solely to TEI in its capacity as tenant under the Master Lease. From and after the Release Date:

(a)    The definition of “Landlord” set forth in Section 2.1 of the Master Lease is hereby deleted in its entirety and replaced with the following: “Landlord: GLP Capital, L.P.”

(b)    The definition of “Tenant” set forth in Section 2.1 of the Master Lease is hereby deleted in its entirety and replaced with the following: “Tenant: Tropicana
Entertainment, Inc.”

2.2    Amendments to Master Lease. After giving effect to this Amendment, the parties agree as follows:

(a)    Any and all references to “GLPC” set forth in Sections 3.1, 3.2, 3.3 and 3.4 of the
Master Lease are hereby deleted in their entirety and replaced with “Landlord”.

(b)    Any and all references to “NJ Operator” set forth in the Master Lease are hereby deleted in their entirety.

(c)    The following language set forth in Section 1.1 of the Master Lease is hereby deleted in its entirety:

“Notwithstanding anything contained herein to the contrary, NJ Operator shall not acquire a leasehold interest through this Master Lease in any Leased Property or
Facility, as applicable, leased to Tenant pursuant to this Master Lease that is located in the State of Louisiana.”

ARTICLE III
AUTHORITY TO ENTER INTO AMENDMENT

Each party represents and warrants to the other that: (i) this Amendment and all other documents executed or to be executed by it in connection herewith have been duly authorized and shall be binding upon it; (ii) it is duly organized, validly existing and in good standing under the laws of the state of its formation and is duly authorized and qualified to perform this Amendment and the
Master Lease, as amended hereby, within the State(s) where any portion of the Leased Property is located, and (iii) neither this Amendment or the Master Lease, as amended hereby, nor any other document executed or to be executed in connection herewith, violates the terms of any other agreement of such party.

ARTICLE IV
MISCELLANEOUS

4.1    Costs and Expenses; Fees. Each party shall be responsible for and bear all of its own expenses incurred in connection with pursuing or consummating this Amendment and the transactions contemplated by this Amendment, including, but not limited to, fees and expenses, legal counsel, accountants, and other facilitators and advisors.

4.2    Choice of Law and Forum Selection Clause. This Amendment shall be construed and interpreted, and the rights of the parties shall be determined, in accordance with the substantive Laws of the State of New York without regard to the conflict of law principles thereof or of any other jurisdiction

4.3    Counterparts; Facsimile Signatures. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought. Any counterpart may be executed by facsimile or pdf signature and such facsimile or pdf signature shall be deemed an original.

4.4    No Further Modification. Except as modified hereby, the terms and conditions of the Master Lease shall remain in full force and effect and as amended herein the
Master Lease is hereby ratified and affirmed by GLPC and TEI.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by each of the undersigned as of the date first above written.

LANDLORD:

GLP CAPITAL, L.P.,
a Pennsylvania limited partnership

By: /s/ Brandon J. Moore
Name: Brandon J. Moore
Title: Senior Vice President, General
Counsel and Secretary

[Signature Page to First Amendment to Master Lease]

TROP AC:

TROPICANA ATLANTIC CITY CORP.,
a New Jersey corporation

By: /s/ Edmund L. Quatmann, Jr.
Name: Edmund L. Quatmann, Jr.
Title: EVP, Chief Legal Officer and Secretary

TEI:

TROPICANA ENTERTAINMENT, INC.

By: /s/ Edmund L. Quatmann, Jr.
Name: Edmund L. Quatmann, Jr.
Title: EVP, Chief Legal Officer and Secretary

[Signature Page to First Amendment to Master Lease]